UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023 vascular biogenics ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 HaSatat St.
Modi’in, Israel	7178106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972-8-9935000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.01 each	VBLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, Vascular Biogenics Ltd. (“VBL”) received a letter (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) on August 31, 2022 indicating that Nasdaq had determined that VBL no longer meets the minimum bid price requirement of Nasdaq Listing Rule 5450(a)(1), as the minimum closing bid price for VBL’s ordinary shares was less than $1.00 for the previous 30 consecutive business days. The Notice provided that VBL may consider applying to transfer the listing of its ordinary shares to The Nasdaq Capital Market, subject to VBL submitting an online transfer application, paying the requisite fee, satisfying such market’s continued listing requirement for the market value of publicly held shares and all other initial listing standards, with the exception of the bid price requirement, and providing written notice of its intention to cure the deficiency period during the additional compliance period. Following a transfer to The Nasdaq Capital Market, under Nasdaq Listing Rule 5810(c)(3)(A)(ii), VBL may be eligible for an additional 180 calendar day compliance period.

On February 21, 2023, VBL applied to transfer the listing of its ordinary shares, par value NIS 0.01 each, from The Nasdaq Global Market to The Nasdaq Capital Market (the “Transfer”).

On February 28, 2023, VBL received confirmation that Nasdaq had approved the Transfer, and VBL’s ordinary shares will begin trading on The Nasdaq Capital Market effective with the open of trading on March 2, 2023. VBL’s ordinary shares continue to trade under the symbol “VBLT”. The Nasdaq Capital Market operates in substantially the same manner as The Nasdaq Global Market, with issuers listed on The Nasdaq Capital Market tier required to meet certain financial and corporate governance requirements to qualify for continued listing.

On February 28, 2023, VBL received confirmation that Nasdaq has determined that VBL is eligible for an additional 180-calendar day period, or until August 28, 2023, to regain compliance by meeting the minimum bid price requirement. The minimum bid price requirement would be met if VBL’s ordinary shares have a minimum closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days during the 180-calendar day period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR BIOGENICS LTD.

Date:	March 1, 2023	By:	/s/ Dror Harats
		Name:	Dror Harats
		Title:	Chief Executive Officer